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                                                                    EXHIBIT 99.1

                        THE HOUSTON EXPLORATION COMPANY


                        3,000,000 Shares of Common Stock


                             Underwriting Agreement

                                                              February 20, 2003



J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

     The Houston Exploration Company, a Delaware corporation (the "Company") and a subsidiary of KeySpan Corporation, a New York corporation ("KeySpan"), proposes to sell to you (the "Underwriter") an aggregate of 3,000,000 shares (the "Underwritten Shares") of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"). In addition, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Shares, the Company proposes to issue and sell to the Underwriter, at the option of the Underwriter, up to an additional 300,000 shares (the "Option Shares") of Common Stock. The Underwritten Shares and the Option Shares are herein referred to as the "Shares."

     The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement, File No. 333-78843, including a prospectus, relating to the Shares. The registration statement as amended to the date of this Agreement is referred to in this Agreement as the "Registration Statement." The term "Base Prospectus" means the prospectus included in the Registration Statement. The Company has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Shares pursuant to Rule 424 under the Securities Act. The term "Prospectus" means the Prospectus Supplement together with the Base Prospectus in the form first used to confirm sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any supplemental prospectus (including the Prospectus Supplement) or the Prospectus shall be
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                                      -2-

deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such supplemental prospectus or the Prospectus, as the case may be, and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, any supplemental prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

     1. The Company agrees to sell the Underwritten Shares to the Underwriter as hereinafter provided, and the Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company at a purchase price of $26.40 per share (the "Purchase Price") the number of Underwritten Shares to be purchased by the Underwriter as set forth in Schedule I hereto.

     In addition, the Company agrees to sell the Option Shares to the Underwriter as hereinafter provided, and the Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, shall have the option to purchase from the Company at the Purchase Price the number of Option Shares as to which such election shall have been exercised.

     The Underwriter may exercise the option to purchase the Option Shares at any time (but not more than once) on or before the thirtieth day following the date of the Prospectus Supplement, by written notice from the Underwriter to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice. Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

     2. The Company understands that the Underwriter intends (i) to make a public offering of the Shares as soon after the parties hereto have executed and delivered this Agreement as in the judgment of the Underwriter is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

     3. Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Company to the Underwriter, in the case of the Underwritten Shares, on February 26, 2003, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Underwriter and the Company may agree upon in writing, or, in the case of the Option Shares, on the date and time specified by the Underwriter in the written notice of the Underwriter's election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares are herein referred to
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                                      -3-

as the "Closing Date," and the time and date for such payment for the Option Shares, if other than the Closing Date, are herein referred to as the "Additional Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

     Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Underwriter of the Shares to be purchased on such date registered in such names and in such denominations as the Underwriter shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Underwriter of the Shares duly paid by the Company. The certificates for the Shares will be made available for inspection and packaging by the Underwriter at the office of J.P. Morgan Securities Inc. set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

     4. (A) The Company and KeySpan, jointly and severally, represent and warrant to the Underwriter that:

          (a) no order preventing or suspending the use of any preliminary prospectus supplement has been issued by the Commission, and each preliminary prospectus supplement filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein;

          (b) the Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the requirements of the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the
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                                      -4-

     statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date or Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the foregoing representations and warranties shall not apply to any statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein;

          (c) the documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Exchange Act and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (d) the financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the consolidated financial position of the Company and its consolidated subsidiary as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in all material respects in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein;

          (e) Deloitte & Touche LLP ("Deloitte & Touche"), who has certified certain financial statements of the Company, are independent public accountants as required by the Securities Act;

          (f) Arthur Andersen LLP ("Arthur Andersen"), who has certified certain financial statements of the Company, were, during the periods covered by, and at the time of, such certification, independent public accountants as required by the Securities Act;
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                                      -5-

          (g) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been: (i) any change in the capital stock (other than any options granted or shares of Common Stock of the Company issued upon the exercise of options granted or to be granted under the Company's employee stock option plans existing on the date of the Prospectus), (ii) any change in long-term debt of the Company or its subsidiary, (iii) any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock or (iv) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiary, taken as a whole (a "Material Adverse Change"), otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus, neither the Company nor its subsidiary has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiary, taken as a whole;

          (h) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiary, taken as a whole (a "Material Adverse Effect");

          (i) Seneca Upshur Petroleum Company is the Company's only subsidiary; such subsidiary has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; and all the outstanding shares of capital stock of such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company free and clear of all liens, encumbrances, security interests and claims;

          (j) this Agreement has been duly authorized, executed and delivered by the Company;
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                                      -6-

          (k) the Company has an authorized capitalization as set forth in the Prospectus and such authorized capital stock conforms as to legal matters to the description thereof set forth in the Prospectus, and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive or similar rights; and, except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options, other than outstanding options issued pursuant to any incentive compensation plan of the Company as described in the Prospectus, to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or its subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options;

          (l) the Shares to be issued and sold by the Company to the Underwriter hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform in all material respects to the description thereof contained in the Prospectus;

          (m) neither the Company nor its subsidiary is, or with the giving of notice or lapse of time or both would be, in violation of or in default under (i) its certificate of incorporation or by-laws or (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiary is a party or by which it or any of them or any of their respective properties is bound, except (in the case of clause (ii)) for violations and defaults which would not, individually or in the aggregate, have a Material Adverse Effect; the execution and delivery of this Agreement by the Company, the sale of the Shares by the Company hereunder, the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated herein and in the Prospectus (including, without limitation, the use of proceeds of the sale of the Shares) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiary is a party or by which the Company or its subsidiary is bound or to which any of the property or assets of the Company or its subsidiary is subject, nor will any such action result in any violation of the provisions of the certificate of incorporation or the by-laws of the Company or its subsidiary or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiary or any of their respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is
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                                      -7-

     required for the consummation by the Company of the transactions contemplated by this Agreement and the Prospectus, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriter;

          (n) other than as set forth in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or its subsidiary or any of their respective properties or to which the Company or its subsidiary is or may be a party or to which any property of the Company or its subsidiary is or may be the subject which, if determined adversely to the Company or its subsidiary, could, individually or in the aggregate, have, or reasonably be expected to have, a Material Adverse Effect or a material and adverse effect on the ability of the Company to perform its obligations under this Agreement, and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

          (o) the Company and its subsidiary have good and defensible title to the producing oil and gas properties, free and clear of all liens, encumbrances and defects, except (i) those described in the Prospectus,
     (ii) liens securing taxes and other governmental charges, or claims of materialmen, mechanics and similar persons, not yet due and payable, (iii) liens and encumbrances under oil and gas leases, options to lease, operating agreements, unitization and pooling agreements, participation and drilling concessions agreements and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry and (iv) liens, encumbrances and defects that do not, individually or in the aggregate, materially affect the value of such oil and gas properties or materially interfere with the use made or proposed to be made of such properties by the Company or its subsidiary; and (b) except to the extent described in the Prospectus, the leases, options to lease, drilling concessions or other arrangements held by the Company reflect in all material respects the right of the Company to explore the unexplored and undeveloped acreage described in the Prospectus, and the care taken by the Company with respect to acquiring or otherwise procuring such leases, options to lease, drilling concessions and other arrangements was generally consistent with standard industry practices for acquiring or procuring leases to explore acreage for hydrocarbons; and any buildings held under lease by the Company and its subsidiary are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its subsidiary;
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                                      -8-

          (p) no relationship, direct or indirect, exists between or among the Company or its subsidiary, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or its subsidiary, on the other hand, which is required by the Securities Act to be described in the Registration Statement or the Prospectus which is not so described;

          (q) no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or, to the best knowledge of the Company, the sale of the Shares to be sold by the Company hereunder, except for rights which have been waived;

          (r) the Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (s) the Company and its subsidiary have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith with such exceptions as would not singly or in the aggregate result in a Material Adverse Effect; and, except as disclosed in the Registration Statement and the Prospectus, there is no tax deficiency that has been determined adversely to the Company or its subsidiary which has had, nor does the Company have any knowledge of any tax deficiency, which if determined adversely to the Company or its subsidiary might have, a Material Adverse Effect;

          (t) the Company has not taken nor will it take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock;

          (u) the statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which are believed by the Company to be reliable;

          (v) the historical information underlying the estimates of the reserves of the Company supplied by the Company to Netherland, Sewell & Associates, Inc. and Miller and Lents, Ltd. (collectively, the "Engineers"), independent petroleum and natural gas engineers with respect to the Company (as described in Annex B), for the purposes of preparing the reserve reports of the Company referenced in the Prospectus (the "Reserve Reports"), including, without limitation, production volumes, sales prices for production, contractual pricing provisions under oil or gas sales or marketing contracts or under hedging arrangements, costs of operations and development, and working interest and net revenue information relating to the Company's ownership interests in properties was true and correct in all material respects on the date of each such Reserve Report; the estimates of future capital expenditures and other future exploration and development costs supplied to the Engineers were prepared in good faith and with a reasonable basis; the information provided to the Engineers for purposes of preparing the Reserve Reports was prepared in all material respects in accordance with customary industry practices; the Engineers were, as of the date of each of the Reserve Reports prepared by them, and are, as of the date hereof, independent petroleum engineers with respect to the Company; other than normal production of reserves and intervening spot market product price fluctuations, and except as disclosed in the Prospectus, the Company is not aware of any facts or circumstances that would result in a material decline in the reserves in the aggregate, or the aggregate present value of future net cash flows therefrom, as described in the Prospectus and as reflected in the Reserve Reports; estimates of such reserves and the present value of the future net cash flows therefrom as described in the Prospectus and reflected in the Reserve Reports comply in all material respects with the Securities Act;

          (w) the Company and its subsidiary possess such permits, licenses, franchises, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except when the failure to have such Governmental Licenses would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; the Company and its subsidiary are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; neither the Company nor its subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding would be reasonably expected to have a Material Adverse Effect;

          (x) the Company carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries; and

          (y) except as otherwise stated or incorporated by reference in the Registration Statement and the Prospectus, and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither of the Company nor its subsidiary is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiary have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance in all material respects with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Company or its subsidiary and (D) there are no events or circumstances that may reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or its subsidiary relating to Hazardous Materials or any Environmental Laws.

     5. The Company covenants and agrees with the Underwriter as follows:

          (a) if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and, at the expense of the Company, to furnish copies of the Prospectus to the Underwriter in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Underwriter may reasonably request;

          (b) to deliver or to make available, at the expense of the Company, to the Underwriter two signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein, and each amendment thereto, in each case without exhibits but including the documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to deliver at the expense of the Company to the Underwriter as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as the Underwriter may reasonably request;

          (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Underwriter a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Underwriter reasonably objects; provided that the following shall not apply to the filing by the Company of any document required to be filed in accordance with the Exchange Act or the rules and regulations promulgated thereunder and the time period for which lapses within one Business Day of such filing;

          (d) to advise the Underwriter promptly, and to confirm such advice in writing, (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose, (vi) of the occurrence of any event, during the period mentioned in paragraph (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vii) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best commercial efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the Shares, or notification of any such order thereof, and, if issued, to obtain as soon as possible the withdrawal thereof;

          (e) if, during such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriter a prospectus relating to the Shares is required by law to be delivered in connection with sales by the Underwriter or any dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriter and to the dealers (whose names and addresses the Underwriter will furnish to the Company) to which Shares may have been sold by the Underwriter and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

          (f) to use its best commercial efforts to maintain the listing of the Shares on the New York Stock Exchange;

          (g) to endeavor to qualify the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Underwriter shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Shares; provided that the Company shall not be required to file a general consent to service of process in any such jurisdiction;

          (h) to make generally available to its security holders and to the Underwriter as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

          (i) during the period of two years after the date of this Agreement, to furnish or make available to the Underwriter copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission;

          (j) for a period of 90 days after the date of the Prospectus Supplement, not to (i) directly or indirectly, offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities of the Company which are substantially similar to the Common Stock, including but not limited to any securities convertible into or exercisable or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities or (ii) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any such substantially similar securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise without the prior written consent of J.P. Morgan Securities Inc., other than (a) any options granted or shares of Common Stock of the Company issued upon the exercise of options granted or to be granted under the Company's employee stock option plans existing on the date of the Prospectus, (b) shares of restricted Common Stock granted to any officers or employers of the Company or any subsidiary as compensation under any incentive compensation plan of the Company, and (c) shares of Common Stock to be issued in any business combination to be consummated after such 90-day period; and

          (k) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, registration, transfer, execution and delivery of the Shares, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus, including in each case all exhibits, amendments and supplements thereto prior to or during the period specified in paragraph (e) of this Section 5, (iii) related to any filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc., (iv) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, any blue sky survey and the furnishing to the Underwriter and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (v) any expenses incurred by the Company in connection with a "road show" presentation to potential investors, (vi) the cost of preparing stock certificates, (vii) the cost and charges of the Company's transfer agent and registrar, (viii) costs and expenses (including all filing fees) incurred in connection with the registration or qualification of the Shares under the laws of such jurisdictions as the Underwriter may designate (including fees of counsel for the Underwriter and its disbursements with respect thereto) and (ix) all fees of counsel for the Company.

     6. The obligations of the Underwriter hereunder to purchase the Shares on the Closing Date or the Additional Closing Date, as the case may be, are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; and all requests for additional information shall have been complied with to the reasonable satisfaction of the Underwriter;

          (b) the representations and warranties of the Company and KeySpan contained herein shall be true and correct in all material respects on and as of the Closing Date or the Additional Closing Date, as the case may be, as if made on the Closing Date or the Additional Closing Date, as the case may be, and the Company shall have complied in all material respects with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be;

          (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Additional Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or its subsidiary by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (d) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock (other than any options granted or shares of Common Stock of the Company issued upon the exercise of options granted or to be granted under the Company's employee stock option plans existing on the date of the Prospectus) or any increase in the long-term debt of the Company or its subsidiary, or any Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus; and neither the Company nor its subsidiary shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus;

          (e) the Underwriter shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, certificates of the Chief Executive Officer and Chief Financial Officer of each of the Company and KeySpan, satisfactory to the Underwriter, to the effect set forth in subsections (a) through (d) (with respect to the respective representations, warranties, agreements and conditions of the Company and KeySpan) of this Section 6 and to the further effect that there has not occurred any Material Adverse Change from that set forth or contemplated in the Prospectus;

          (f) Andrews & Kurth LLP, counsel for the Company, shall have furnished to the Underwriter their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, with respect to matters set forth in Annex A which opinion shall be in form and substance satisfactory to the Underwriter;

          (g) on the date hereof and the effective date of the most recently filed post-effective amendment filed on or subsequent to the date hereof to the Registration Statement, if any, and also on the Closing Date or Additional Closing Date, as the case may be, Deloitte & Touche shall have furnished to the Underwriter letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriter, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus;

          (h) the Underwriter shall have received on and as of the Closing Date or Additional Closing Date, as the case may be, an opinion of Cahill Gordon & Reindel, counsel to the Underwriter, with respect to the Registration Statement, the Prospectus and other related matters as the Underwriter may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (i) the Engineers shall have delivered to the Underwriter on the Closing Date a letter (the "Reserve Letter") in form and substance reasonably satisfactory to the Underwriter and substantially in the form attached hereto as Annex B, stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified information with respect to the oil and gas reserves is given or incorporated in the Prospectus as of the date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to the oil and gas reserves of the Company;

          (j) on or prior to the Closing Date or Additional Closing Date, as the case may be, the Company and KeySpan shall have furnished to the Underwriter such further certificates and documents as the Underwriter shall reasonably request; and

          (k) the "lock-up" agreements, each substantially in the form of Exhibit A hereto, between each of KeySpan, THEC Holdings Corp., the directors and executive officers of the Company on the one hand and, in each case, the Underwriter on the other hand, relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Underwriter on or before the date hereof, shall be in full force and effect on the Closing Date or Additional Closing Date, as the case may be.

       7. (a) The Company and KeySpan agree, jointly and severally, to indemnify and hold harmless the Underwriter, each affiliate of the Underwriter which assists the Underwriter in the distribution of the Shares and each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein.

          (b) The Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act and KeySpan to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to the preceding paragraphs of this Section 7, such person (the "Indemnified Person") shall promptly notify the person or persons against whom such indemnity may be sought (each an "Indemnifying Person") in writing, and such Indemnifying Persons, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Persons may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person and not the Indemnifying Persons unless (i) the Indemnifying Persons and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both an Indemnifying Person and the Indemnified Person and, based upon advice of counsel, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that no Indemnifying Person shall, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriter, each affiliate of the Underwriter which assists the Underwriter in the distribution of the Shares and such control persons of the Underwriter shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. No Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff, each Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in paragraphs (a) and (b) of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and KeySpan on the one hand and the Underwriter on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and KeySpan on the one hand and the UNDERWRITER on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and KeySpan on the one hand and the Underwriter on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company and KeySpan on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and KeySpan or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, KeySpan and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall the Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and KeySpan set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company or by and on behalf of KeySpan, its officers or directors or any person controlling KeySpan and (iii) acceptance of and payment for any of the Shares.

     8. Notwithstanding anything herein contained, this Agreement (or the obligations of the Underwriter with respect to the Option Shares) may be terminated in the absolute discretion of the Underwriter, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Shares, prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Company or its subsidiary shall have been suspended on any exchange or in any over-the-counter market,
(iii) a general moratorium on commercial banking activities shall have been declared by either federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the reasonable judgment of the Underwriter, is material and adverse and which makes it impracticable or inadvisable to market the Shares being delivered at the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

     9. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     10. If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriter's obligations cannot be fulfilled, the Company and KeySpan, jointly and severally, agree to reimburse the Underwriter for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder; provided, however, that if this Agreement is terminated pursuant to any of clause (i), (iii) or (iv) of Section 8 hereof, then neither the Company nor KeySpan shall have any obligation to reimburse the Underwriter for any of such out-of-pocket expenses.

     11. This Agreement shall inure to the benefit of and be binding upon the Company, KeySpan and the Underwriter, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

     12. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be given c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017 (telefax: 212-648-5552), Attention: Syndicate Department, with a copy to:
Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005 (telefax:
212-269-5420), Attention: Gerald S. Tanenbaum, Esq. Notices to the Company shall be given to it at its office located at, 1100 Louisiana, Suite 2000, Houston, Texas 77002 (telefax: 713-830-6810), Attention: John Karnes, Chief Financial Officer, with a copy to: Andrews & Kurth LLP, 600 Travis, Suite 4200, Houston, Texas 77002 (telefax: 713-220-4285), Attention: G. Michael O'Leary or Gislar Donnenberg, Esqs. Notices to KeySpan shall be given to it c/o KeySpan Corporation, One MetroTech Center, Brooklyn, New York 11201 (telefax:
718-403-3106), Attention: Law Department, Alfred C. Bereche, Esq., with a copy to: Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 (telefax: 212-455-2502), Attention: William Dougherty, Esq.

     13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     If the foregoing is in accordance with your understanding, please sign and return six counterparts hereof.

                               Very truly yours,

                               THE HOUSTON EXPLORATION COMPANY


                               By:   /s/ William G. Hargett
                                   --------------------------------------------
                                     Name: William G. Hargett
                                     Title: President and Chief Executive
                                     Officer


                               KEYSPAN CORPORATION


                               By:   /s/ Michael J. Taunton
                                   --------------------------------------------
                                     Name: Michael J. Taunton
                                     Title: Vice President and Treasurer

Accepted:  February 20, 2003

J.P. MORGAN SECURITIES INC.


By:  /s/ Richard Sesny
    ----------------------------
     Name: Richard Sesny
     Title:   Vice President

                                   SCHEDULE I


                                                                   Number of
                                                                 Underwritten
                                                                 Shares To Be
Underwriter                                                        Purchased
-----------                                                      -------------
J.P. Morgan Securities Inc. ................................       3,000,000
                                                                 -------------
                  Total.....................................       3,000,000
                                                                 =============

                                                                      Exhibit A

                           FORM OF LOCK-UP AGREEMENT


                                                        [               ], 2003


J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York  10017

             Re: The Houston Exploration Company - Public Offering
                 -------------------------------------------------

Ladies and Gentlemen:

     The undersigned understands that you, as Underwriter (the "Underwriter"), propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with The Houston Exploration Company, a Delaware corporation (the "Company"), and KeySpan Corporation, a New York corporation ("KeySpan"), providing for the sale by the Company to the Underwriter of Common Stock, $0.01 par value (the "Common Stock"), of the Company and the public offering (the "Public Offering") of the Common Stock by the Underwriter. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

     In consideration of the Underwriter's agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc., the undersigned will not, during the period ending 90 days after the date of the Prospectus Supplement relating to the Public Offering (the "Prospectus"),
(1) directly or indirectly offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, any securities convertible into or exercisable or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (including, but not limited to, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission) or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, any security convertible into or exercisable or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that the foregoing provisions in clauses (1) and (2) shall not be construed to prohibit the receipt and sale of shares of Common Stock received upon the exercise of options to purchase Common Stock held by the undersigned under any incentive or compensation plan of the Company as of the date of the Prospectus Supplement. In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan Securities Inc., it will not, during the period ending 90 days after the Closing Date, make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any substantially similar securities of the Company, including, but not limited to, any security convertible into or exercisable or exchangeable for Common Stock.

     In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

     The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

     The undersigned understands that the Underwriter is entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

     THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                         Very truly yours,



                                         Name:    ___________________________

Accepted as of the date first set forth above:

J.P. MORGAN SECURITIES INC.


By:  __________________________________
     Name:
     Title:

                                                                        ANNEX A


          (i) the Company is validly existing as a corporation in good standing under the laws of the State of Delaware with the requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus;

          (ii) the Company's subsidiary is validly existing as a corporation under the laws of its jurisdiction of incorporation with requisite corporate power to own its properties and conduct its business as described in the Prospectus; and all of the outstanding shares of capital stock of such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company, free and clear of all liens, encumbrances, equities or claims;

          (iii) the outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable;

          (iv) The Registration Statement has become effective under the Act and the Prospectus Supplement was filed on February 24, 2003 pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission;

          (v) other than as set forth or contemplated in the Prospectus, to the knowledge of such counsel there are no legal or governmental investigations, actions, suits or proceedings pending or threatened against or affecting the Company or its subsidiary or any of their respective properties or to which the Company or its subsidiary is or may be a party or to which any property of the Company or its subsidiary is or may be the subject which, if determined adversely to the Company or its subsidiary, could, individually or in the aggregate, have, or reasonably be expected to have, a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; such counsel does not know of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

          (vi) the sale of the Shares by the Company, the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated herein and in the Prospectus (including, without limitation, the use of proceeds of the sale of the Shares) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiary is a party or by which the Company or its subsidiary is bound or to which any of the property or assets of the Company or its subsidiary is subject and which is listed on a schedule to such opinion (Note: to be material contracts included in THX-2002 10-K), nor will any such action result in any violation of the provisions of the certificate of incorporation or the by-laws of the Company or any Applicable Law or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, its subsidiary or any of their respective properties, except in the case of the indentures, mortgages, deeds of trust, loan agreements and other agreements or instruments and which is listed on a schedule to such opinion (to be material contracts included in THX-2002 10-K), for such conflicts, breaches and defaults as would not, individually or in the aggregate, have a Material Adverse Effect;

          (vii) no Governmental Approval is required for the consummation by the Company of the transactions contemplated by this Agreement and the Prospectus, except such Governmental Approval has been obtained under the Securities Act and as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriter;

          (viii) this Agreement has been duly authorized, executed and delivered by the Company;

          (ix) the Shares to be issued and sold by the Company to the Underwriter hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights arising under the certificate of incorporation or bylaws of the Company or under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument which is listed on a schedule to such opinion (to be the material contracts listed in 2002 10-K); and such shares will conform in all material respects to the description thereof contained in the Prospectus;

          (x) the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock";

          (xi) the statements in the Prospectus under the captions "Description of Capital Stock" and "Underwriting" (excluding the final three paragraphs of such section) and in the Registration Statement in Item 15, insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly summarize in all material respects such matters or documents; and

          (xii) the Company is not an "investment company" as such term is defined in the Investment Company Act.

     In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the States of New York and Texas and the General Corporation Law of the State of Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Underwriter's counsel) of other counsel reasonably acceptable to the Underwriter's counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and its subsidiary, as applicable, and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiary. The opinion of such counsel for the Company shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriter and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (xii) above, counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto (other than the documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein) but is without independent check or verification except as specified.

     In addition such counsel shall state that such counsel has participated in the preparation of the Registration Statement and the Prospectus and in conference with certain officers and other representatives of the Company and of the Underwriter and its counsel, representatives of the independent accountants of the Company at which the contents of such instruments and related matters were discussed and, although such counsel has not independently verified and are not passing upon, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained therein, on the basis of such participation (relying with respect to factual matters to the extent such counsel deems appropriate on statements by officers or representatives of the Company) no facts have come to their attention to cause them to believe that (A) the Registration Statement and the Prospectus and any supplement or amendment thereto (other than any financial statements and related schedules and other financial or statistical information included or incorporated by reference therein, and the information and data with respect to estimates of the Company's crude oil, natural gas and natural gas liquids reserves included or incorporated by reference therein, as to which no belief is expressed) do not comply as to form in all material respects with the Securities Act; (B) the Registration Statement (other than any financial statements and related schedules and other financial or statistical information therein, and the information and data with respect to estimates of the Company's crude oil, natural gas and natural gas liquids reserves included or incorporated by reference therein, as to which no belief is expressed) at its effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading; (C) the Prospectus (other than any financial statements and other financial or statistical information included or incorporated by reference therein, and the information and data with respect to estimates of the Company's crude oil, natural gas and natural gas liquids reserves included or incorporated by reference therein, as to which no belief is expressed), as of its date and as of the Closing Date or the Additional Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; (D) the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date or the Additional Closing Date, as the case may be (other than any financial statements and related schedules and other financial or statistical information therein, and the information and data with respect to estimates of the Company's crude oil, natural gas and natural gas liquids reserves, as to which no belief is expressed), when they were filed with the Commission, did not comply as to form in all material respects with the requirements of the Exchange Act; and (E) any of such documents referred to in clause (D), when such documents were so filed (other than any financial statements and related schedules and other financial or statistical information therein, and the information and data with respect to estimates of the Company's crude oil, natural gas and natural gas liquids reserves, as to which no belief is expressed), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

     "Applicable Laws" means those laws, rules and regulations of the United States of America, the State of New York, the State of Texas or the DGCL that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and which are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided that the term "Applicable Laws" does not include:

          (a) any municipal or other local law, rule or regulation, and any other law, rule or regulation relating to (i) pollution or protection of the environment, (ii) zoning, land use, building or construction codes or guidelines, (iii) labor, employee rights and benefits, or occupational safety and health, or (iv) utility regulation;

          (b) antitrust laws and other laws regulating competition;

          (c) antifraud laws;

          (d) tax laws, rules or regulations;

          (e) United States federal and state securities or blue sky laws;

          (f) the rules and regulations of the National Association of Securities Dealers, Inc.;

          (g) the Natural Gas Act, as amended, the Federal Power Act, as amended, and the Public Utility Holding Company Act of 1935, as amended, and the rules and regulations promulgated thereunder;

          (h) any energy or pipeline regulatory law, rule or regulation;

          (i) any law, rule or regulation that may have become applicable as a result of the involvement of the Underwriter with the transactions contemplated by the Underwriting Agreement or because of any facts specifically pertaining to the Underwriter or because of the legal or regulatory status or the nature of the business of the Underwriter; and

          (j) any law, rule or regulation that may be applicable to any party by virtue of the particular nature of the business conducted by it or any goods or services produced by it or property owned or leased by it.

     "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority pursuant to (i) the Applicable Laws of the State of New York and (ii) the Applicable Laws of the United States of America.

                                                                        ANNEX B


                            [Form of Reserve Letter]